UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2026

POWER REIT

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-36312

(Commission File Number)

45-3116572

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares	PW	NYSE (American)

7.75% Series A Cumulative Redeemable Perpetual Preferred Stock, Liquidation Preference $25 per Share	PW.A	NYSE (American)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 27, 2026, Power REIT (the “Trust”) convened its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). A quorum was present. The Trust had not received sufficient votes to approve Proposal 3, which requires the affirmative vote of a majority of the Common Shares outstanding as of the record date of September 11, 2026. The chairman of the meeting therefore adjourned the Annual Meeting, with respect to all proposals, to November 10, 2026 at 10:30 a.m. Eastern time at 477 Madison Avenue, New York, New York 10022.

The record date for the Annual Meeting remains September 11, 2026. Proxies previously submitted will remain valid and will be voted at the adjourned meeting unless revoked, and shareholders who have already voted need not vote again. No votes were taken on any proposal at the October 27, 2026 session. If sufficient votes have not been received by the time of the adjourned meeting, the Annual Meeting may be adjourned again. On October 28, 2026, the Trust issued a press release regarding the adjournment, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Forward-Looking Statements. This report contains forward-looking statements, including statements about the timing of the adjourned meeting and the possibility of further adjournment. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the risk that the Trust does not receive sufficient votes to approve Proposal 3 by the date of the adjourned meeting or any later adjournment. Additional risks are described in the Trust’s proxy statement dated September 16, 2026, and in its Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Trust undertakes no obligation to update these statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER REIT

Date: October 28, 2026

	By	/s/ David H. Lesser
David H. Lesser
Chairman and Chief Executive Officer.